UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2007
                                (April 17, 2007)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

     Delaware                      000-16299                    13-3054685
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  (State or other                 (Commission                 (I.R.S. Employer
   jurisdiction                   File Number)               Identification No.)
 of incorporation)

    700 Airport Blvd. Suite 300, Burlingame, CA            94010
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      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 7.01 Regulation FD Disclosure.

         It has come to our attention that one of the Company's employees had a discussion with a person who attended a presentation hosted by the Company at the International Oracle User's Group conference on the afternoon of April 17th, 2007. Subsequently the person posted a summary of that discussion on an independent investor web site (the "Summary").

         While it is the Company's policy to not comment on rumors about the Company, the Summary contains errors and inaccuracies and is not an official communication of Company information. The Company provides the following clarification:

     1. Sabre Inc. is not now a customer, but has expressed interest in testing the ANTs Data Server.

     2. The Company does not have a $700,000 contract related to a previously disclosed project for the U.S. Navy, but the Company has developed an internal projection that, over multiple years, it may realize $700,000 in revenue related to that project.

     3. The Company denies the accuracy of a statement in the Summary related to its software being built into future military projects and the conclusion that the Company's software would not be subject to the normal bidding requirements of such projects.

     4. The Company confirms and has previously stated publicly that it is in discussions with potential partners regarding its compatibility technology, but estimates of revenue potential related to such potential transactions are purely speculative.

     5. General discussions of relationships with potential partners and customers are not intended to be indicative of actual or potential developments.

     6. General discussions related to the level of interest at the conference in the Company are not intended to be indicative of the actual level of interest and are not indicative of actual or potential developments.

     7. Statements about the Company's compatibility technology being unique are true to the best of the Company's knowledge.

         These discussions, and the matters discussed above, are neither an offer to sell, nor solicitation of offers to purchase, securities. These discussions, and the matters discussion above, contain forward-looking statements within the meaning of the federal securities laws, including statements concerning product development activities and sales and licensing activities. Such forward-looking statements are not guarantees of future performance, are sometimes identified by words of condition such as "should," "may," or "intends," and are subject to a number of risks and uncertainties, known and unknown, that could cause actual results to differ materially from those intended or anticipated. Such risks include, without limitation: the potential for individual prospective customers to choose not to purchase Company products and services, the risk that actual and prospective partners will choose to pursue products and partners other than the Company, the risk that current customers may not purchase the levels of Company products that are anticipated, challenges arising from competition, difficulties experienced in product development, roadblocks experienced in sales and marketing activities, longer than expected sales processes, difficulties in recruiting knowledgeable and experienced personnel, possible problems in porting applications to the Company's database, the possibility that little or no interest will be shown in the Company at this conference, potential problems in protecting the Company's intellectual property, and problems securing the necessary financing to continue operations. Further information concerning these and other risks is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Company undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

         Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ANTs software inc.


Date:    April 19, 2007                    By:      /s/ Kenneth Ruotolo
                                                    ----------------------------
                                                    Kenneth Ruotolo, Chief
                                                    Financial Officer